Exhibit 10.7

Warrant No. 2014-[___]

CDx, Inc.

(a Delaware Corporation)

Warrant for the Purchase of [________] Shares of Series B Preferred Stock

This Warrant Will Be Void After 5:00 P.M. Pacific Time On [________ ___], 2019

These securities have not been registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered in reliance on exemptions from registration provided in Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder and preemption from the registration or qualification requirements (other than notice filing and fee provisions) of applicable state laws under the National Securities Markets Improvement Act of 1996.

THIS WARRANT (this “Warrant”), effective as of [________ ___], 2014 (the “Effective Date”), certifies that, for value received, [________] or registered assigns (the “Holder” or “Holders”), is entitled, at any time on or before 5:00 p.m. Pacific Time on [five year anniversary of Initial Closing], 2019, to subscribe for, purchase, and receive [________] ([________]) shares (the “Shares”) of fully paid and non-assessable Series B Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”) of CDx, Inc., a Delaware corporation (the “Company”). This Warrant is exercisable at a price of One Dollar Ten Cents ($1.10) per share for an aggregate exercise price of [________] $[________] (the “Exercise Price”). The number of Shares to be received upon exercise of this Warrant and the Exercise Price may be adjusted on the occurrence of certain events as described herein. If the rights represented hereby are not exercised by 5:00 p.m. Pacific Time on [five year anniversary of Initial Closing], 2019, this Warrant shall automatically become void and of no further force or effect, and all rights represented hereby shall cease and expire.

Subject to the terms set forth herein, this Warrant may be assigned by the Holder in whole or in part by execution of the form of assignment attached hereto or may be exercised by the Holder in whole or in part by execution of the form of exercise attached hereto and payment of the Exercise Price in the manner described herein, all subject to the terms hereof.

1.          Exercise of Warrants. The Holder shall have the rights of a stockholder only with respect to Shares fully paid for by the Holder under this Warrant. Upon the exercise of all or any portion of this Warrant in the manner provided herein, the Holder exercising the same shall be deemed to have become a Holder of record of the Shares as to which this Warrant is exercised for all purposes, and certificates for the securities so purchased shall be delivered to the Holder within a reasonable time. If this Warrant shall be exercised in respect to only a part of the Shares covered hereby, the Holder shall be entitled to receive a similar Warrant of like tenor and date covering the number of Shares with respect to which this Warrant shall not have been exercised.

2.          Assignment of Warrants. In the event this Warrant is assigned in the manner provided herein, the Company, upon request and upon surrender of this Warrant by the Holder at the principal office of the Company accompanied by payment of all transfer taxes, if any, payable in connection therewith, shall transfer this Warrant on the books of the Company. If the assignment is in whole, the Company shall execute and deliver a new Warrant or Warrants of like tenor to this Warrant to the appropriate assignee expressly evidencing the right to purchase the aggregate number of Shares purchasable hereunder; and if the assignment is in part, the Company shall execute and deliver to the appropriate assignee a new Warrant or Warrants of like tenor expressly evidencing the right to purchase the portion of the aggregate number of Shares as shall be contemplated by any such agreement, and shall concurrently execute and deliver to the Holder a new Warrant of like tenor to this Warrant evidencing the right to purchase the remaining portion of the Shares purchasable hereunder that have not been transferred to the assignee.

3.           Fully Paid Shares. The Company covenants and agrees that the Shares that may be issued on the exercise of this Warrant will, on issuance pursuant to the terms of this Warrant, be fully paid and non-assessable, free from all taxes, liens, and charges with respect to the issue thereof, and not issued in violation of the preemptive or similar right of any other person. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will have authorized and reserved a sufficient number of Shares of Series B Preferred Stock to provide for the exercise of the rights represented by this Warrant.

4.           Adjustments.

(a)          Merger or Reorganization. If at any time there shall be any reorganization, recapitalization, merger or consolidation (a “Reorganization”) involving the Company in which shares of the Company’s stock are converted into or exchanged for securities, cash or other property, then, as a part of such Reorganization, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, the kind and amount of securities, cash or other property of the successor corporation resulting from such Reorganization, equivalent in value to that which a holder of the Shares deliverable upon exercise of this Warrant would have been entitled in such Reorganization if the right to purchase the Shares hereunder had been exercised immediately prior to such Reorganization. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the successor corporation) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after such Reorganization to the end that the provisions of this Warrant shall be applicable after the event, as near as reasonably may be, in relation to any shares or other securities deliverable after that event upon the exercise of this Warrant.

(b)          Reclassification of Shares. If the securities issuable upon exercise of this Warrant are changed into the same or a different number of securities of any other class or classes by reclassification, capital reorganization, conversion of all outstanding shares of the relevant class or series or otherwise (other than as otherwise provided for herein) (a “Reclassification”), then, in any such event, in lieu of the number of Shares which the Holder would otherwise have been entitled to receive, the Holder shall have the right thereafter to exercise this Warrant for a number of shares of such other class or classes of stock that a holder of the number of securities deliverable upon exercise of this Warrant immediately before that change would have been entitled to receive in such Reclassification, all subject to further adjustment as provided herein with respect to such other shares.

(c)          Subdivisions and Combinations. In the event that the outstanding shares of Series B Preferred Stock are subdivided (by stock split, by payment of a stock dividend or otherwise) into a greater number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the outstanding shares of Series B Preferred Stock are combined (by reclassification or otherwise) into a lesser number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately decreased, and the Exercise Price shall be proportionately increased.

(d)          Notice of Adjustments. Upon any adjustment in accordance with this Paragraph 4, the Company shall give notice thereof to the Holder, which notice shall state the event giving rise to the adjustment, the Exercise Price as adjusted and the number of securities or other property purchasable upon the exercise of the rights under this Warrant, setting forth in reasonable detail the method of calculation of each. The Company shall, upon the written request of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) such adjustments, (ii) the Exercise Price at the time in effect and (iii) the number of securities and the amount, if any, of other property that at the time would be received upon exercise of this Warrant.

5.                          Notice of Certain Events. In the event of:

(a)          any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividends or other distribution, or any right to subscribe for, purchase, or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other rights;

(b)          any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all of the assets of the Company to any other person, or any consolidation, share exchange, or merger involving the Company; or

(c)          any voluntary or involuntary dissolution, liquidation, or winding up of the Company,

the Company will mail to the Holder(s) of this Warrant, at least 20 days prior to the earliest date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, or right; the amount and character of such dividend, distribution, or right; or the date on which any such reorganization, reclassification, transfer, consolidation, share exchange, merger, dissolution, liquidation, or winding up of the Company will occur and the terms and conditions of such transaction or event.

6.           Limitation of Transfer. Subject to the restrictions set forth in Paragraph 8 hereof, this Warrant is transferable at the offices of the Company. On such transfer, each Holder hereof agrees that the Company may deem and treat the registered Holder(s) of this Warrant as the true and lawful owner(s) thereof for all purposes, and the Company shall not be affected by any notice to the contrary.

7.           Disposition of Warrants or Shares. Holder, by acceptance hereof, agrees for itself and any subsequent owner(s) that, before any disposition is made of any Warrants or shares of Series B Preferred Stock, Holder shall give written notice to the Company describing briefly the manner of any such proposed disposition. No such disposition shall be made unless and until:

(a)          the Company has received written assurances from the proposed transferee confirming a factual basis for relying on exemptions from registration under applicable federal and state securities laws for such transfer or an opinion from counsel for the Holder(s) of the Warrants or Shares stating that no registration under the Securities Act or applicable state statute is required with respect to such disposition; or

(b)          a registration statement under the Securities Act has been filed by the Company and declared effective by the SEC covering such proposed disposition and the disposition has been registered or qualified, or is exempt therefrom, under the state having jurisdiction over such disposition.

8.           Restricted Securities: Registration of Securities.

(a)          Restricted Securities; Rule 144. As of the original date of issuance of this Warrant, there is no public market for the Company’s Series B Preferred Stock, and there is no assurance that a public market will ever be created, or if created, that it will be an active, sustainable trading market. Moreover, the Holder acknowledges that this Warrant is, and that the Shares issuable on exercise hereof will be, “restricted securities” as that term is defined in Rule 144 promulgated under the Securities Act. Rule 144 requires that securities issued by a non-reporting company in a transaction not involving a public offering must be held for a minimum of one year from the date of full payment for the securities purchased before such securities become eligible to be publicly sold under Rule 144, even if all other conditions required for resale under Rule 144 have been met. There is no assurance that the conditions to satisfy Rule 144 will ever be satisfied. Accordingly, this Warrant must be taken for investment and held indefinitely. Likewise, any Shares issued upon exercise of this Warrant must be taken for investment and held indefinitely and may not be resold unless such resale is registered under the Securities Act and/or comparable state securities laws or unless an exemption from such registration is available. A legend to the foregoing effect shall be placed conspicuously on the face of all certificates for Shares issuable on exercise of this Warrant.

(b)          Registration of Securities. The Company has agreed to file a resale registration statement with the SEC covering the resale of the Shares issuable upon exercise of this Warrant. However, there is no assurance that such registration process will be completed by such time as the Holder desires to sell the Shares, if ever. Even if Rule 144 or an effective registration statement is available, the Holder may find it difficult to resell the Shares in the public market, and therefore, investors may have to hold their Shares indefinitely.

9.           Governing Law. This Warrant shall be construed under and be governed by the laws of the state of California.

10.         Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

11.         Non-waiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Expiration Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

12.         Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

13.         Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders of this Warrant from the Initial Exercise Date through the Termination Date, and shall be enforceable by any such Holder or holder of Warrant Shares.

14.         Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and a majority in interest of the Holders acquiring warrants pursuant to that certain Series B Preferred Stock and Warrant Purchase Agreement dated October [___], 2014 between the Company and the investors listed on Schedule I thereto.

15.         Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

16.         Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

17.         Loss, Theft, Destruction, or Mutilation. Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction, or mutilation of this Warrant, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

18.         Taxes. The Company will pay all taxes in respect of the issue of this Warrant or the Shares issuable upon exercise thereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized as of the date first written above.

CDx, INC.

By:
Daniel Yazbeck
Chief Executive Officer

NOTICE OF EXERCISE

(to be signed only upon exercise of Warrant)

To:	CDx, INC.

4225 Executive Square, Suite 600

La Jolla, CA 92037

Tel: (888) 710-4279

(1)         The undersigned, the owner of the attached Warrant, hereby irrevocable elects to exercise the purchase rights represented by the Warrant for, and to purchase thereunder, ____________________shares of Series B Preferred Stock of CDx, Inc. (the “Shares”), and herewith makes payment of $____________________ by cash, check or wire transfer of said amount as and for the exercise price in full for the purchase of such Shares, together with all applicable transfer taxes, if any. Please issue the Shares of Series B Preferred Stock as to which this Warrant is exercised in accordance with the instructions set forth below and, if the Warrant is being exercised with respect to less than all of the Shares to which it pertains, prepare and deliver a new Warrant of like tenor for the balance of the Shares purchasable under the attached Warrant.

(2)         Please issue said Shares in the name of the undersigned or in such other name as is specified as follows:

SIGNATURE

Executed at ____________________________________________, on ___________________________, 2012.

Investor: Type or Print Name

Signature

Investor, if Jointly Held:
Type or Print Name

Signature, if Jointly Held

Title, if Signed on Behalf of a
Non-Individual Investor

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:
(
Please Type or Print Address:

Social Security Number or Federal Tax I.D. Number

NOTICE:	The signature to the form of purchase must correspond with the name as written upon the face of the attached Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares. Any consideration of assignment of the Warrant should be discussed with the Company to confirm that assignment is permissible under the circumstances.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Social Security Number or Federal Tax I.D.

Dated: _______________ __, 201__

Holder’s Signature: ____________________________

Holder’s Address: _____________________________